UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

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MSC INDUSTRIAL DIRECT CO., INC.

(Exact name of registrant as specified in its charter)

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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

 _________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On September 16, 2022, MSC Industrial Direct Co., Inc. (the “Company”) announced the appointment of Martina McIsaac as Executive Vice President and Chief Operating Officer of the Company, effective October 3, 2022.

Ms. McIsaac, age 52, will join MSC following a nine-year tenure with Hilti Corporation, a multinational company that develops, manufactures and markets hardware, software and services for the construction, building maintenance, energy and manufacturing industries. Most recently, she served as Region Head and Chief Executive Officer of Hilti, Inc., leading the North America organization. Prior to joining Hilti, McIsaac held a series of progressively responsible leadership roles with Avery Dennison, a Fortune 500 global materials science and manufacturing company. During her 14-year tenure with Avery Dennison, McIsaac served in a range of sales, marketing, business development and operational roles in Mexico, Argentina, Chile, Canada and the U.S. prior to being named Vice President and General Manager of the Performance Polymers Division.

In connection with her appointment, Ms. McIsaac received and has agreed to the terms of an offer letter (the “Offer Letter”) providing for an annual base salary of $550,000.  Commencing with fiscal year 2023, Ms. McIsaac will be eligible to earn an annual incentive bonus with a target amount equal to 70% of her annual base salary and to receive an annual equity award (comprised of performance share units and restricted stock units) with a grant date fair value of $750,000. She also will be entitled to participate in all of the Company’s employee benefit plans available to executives. To compensate Ms. McIsaac for a portion of the unvested incentive compensation she will forfeit upon leaving her current employer, Ms. McIsaac will receive (i) a sign-on equity grant of restricted stock units having a grant date fair value of $350,000, which will vest 25% on each of the first, second, third and fourth anniversaries of the grant date, provided that Ms. McIsaac continues to be employed by the Company on each vesting date, and (ii) a sign-on bonus of $200,000, which she is required to repay if her employment is terminated for any reason within 12 months of the employment commencement date. Ms. McIsaac will also receive either the use of a Company-provided vehicle or a vehicle allowance of $1,321 per month. In addition, Ms. McIsaac will be entitled to receive relocation assistance from the Company.

Ms. McIsaac will be a participant in the MSC Executive Severance Plan (the “Executive Severance Plan”) and the MSC Industrial Direct Co., Inc. Executive Change in Control Severance Plan (the “Executive Change in Control Severance Plan”). Under the Executive Severance Plan, participants are eligible to receive certain severance benefits in the event of limited qualifying termination events. In the Offer Letter, the Company agreed to provide Ms. McIsaac with separation benefits that are equivalent to the severance benefits provided under the Executive Severance Plan in the event Ms. McIsaac’s employment with the Company terminates for reasons other than performance during the period between 12 and 24 months after the commencement of her employment with the Company. Under the Executive Change in Control Severance Plan, if, within two years after the occurrence of a change in control of the Company, (i) the Company terminates the executive’s employment other than for cause or (ii) the executive terminates his or her employment following a change in the executive’s “circumstances of employment,” then the Company will be obligated to pay the executive a severance payment equal to (a) two times the executive’s annual base salary, plus (b) two times the executive’s targeted annual incentive bonus, plus (c) the pro rata portion of the executive’s targeted annual incentive bonus for the year in which the termination occurs. In addition, the vesting of any unvested stock options and stock awards would accelerate. As a condition to receiving his or her severance payments and benefits, the executive would be required to execute a general release in favor of the Company. The terms of these plans are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “SEC”) on December 16, 2021, and the plans have been filed as exhibits to reports filed by the Company with the SEC.

There are no arrangements or understandings between Ms. McIsaac and any other persons pursuant to which she was selected as an officer. Ms. McIsaac has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Ms. McIsaac that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the terms and conditions of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On September 16, 2022, the Company issued a press release announcing the appointment of Ms. McIsaac as Executive Vice President and Chief Operating Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:
10.1	Martina McIsaac Offer Letter, dated July 1, 2022. †
99.1	Press Release, dated September 16, 2022, issued by MSC Industrial Direct Co., Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: September 16, 2022	By:	/s/ KRISTEN ACTIS-GRANDE
	Name:	Kristen Actis-Grande
	Title:	Executive Vice President and Chief Financial Officer